AMERICAN AADVANTAGE FUNDS
Institutional Class

Supplement to the Prospectus dated March 1, 2001


The second paragraph of the section titled "Principal Strategies" on page 24 is hereby changed to read as follows:

     The Manager currently allocates the Fund's assets to two investment advisers:

          Metropolitan West Securities, Inc. ("MetWest Securities") MW Post Advisory Group, LLC ("MW Post")

     As of July 2, 2001, the Manager, with the approval of the Fund's Board of Trustees, has appointed MetWest Securities as an investment adviser to the Fund for the sole purpose of lending the Fund's securities. MetWest Securities will also have responsibility for investing the cash collateral received in connection with securities loans, in accordance with guidelines approved by the Board.


The references to "the investment adviser" on pages 24 and 25 are hereby changed to "MW Post."


The following paragraph is hereby added as the third full paragraph on page 37:

     METROPOLITAN WEST SECURITIES, INC. ("MetWest Securities"), 11440 San Vicente Blvd., 3rd Floor, Los Angeles, California 90049, is a wholly owned subsidiary of Metropolitan West Financial, Inc. and an affiliate of MW Post Advisory Group, LLC and Metropolitan West Capital Management, LLC.
     As of March 31, 2001, MetWest Securities had approximately $23.5 billion in securities lending collateral assets under management. MetWest Securities serves as investment adviser to the High Yield Bond Fund for the sole purpose of lending the Fund's securities.




AMERICAN AADVANTAGE FUNDS
AMR Class
Institutional Class
PlanAhead Class

Supplement to the Statement of Additional Information dated March 1, 2001


The following paragraph is hereby inserted as the first paragraph on page 21:

          As of July 2, 2001, the Manager, with the approval of the Board, has appointed Metropolitan West Securities, Inc. ("MetWest") as an investment adviser to the High Yield Bond Fund for the sole purpose of lending the Fund's securities. MetWest will also have responsibility for investing the cash collateral received in connection with securities loans, in accordance with guidelines approved by the Board. MetWest will receive a monthly fee equal to 25% of 1) net income from investments purchased with cash collateral and 2) loan fees.


The first sentence of the first full paragraph on page 22 is changed to read as follows:

          The Manager receives compensation for administrative and oversight functions with respect to securities lending of the Portfolios of the AMR Trust and the High Yield Bond Fund.